SEMIANNUAL REPORT

U.S. TREASURY FUNDS

NOVEMBER 30, 2001

T. ROWE PRICE

TABLE OF CONTENTS
-----------------
Highlights                                                            1
Portfolio Managers' Report                                            2
   Economy and Interest Rates                                         2
   Market News                                                        3
   Portfolio Strategies                                               3
   Outlook                                                            5
Performance Comparison                                                7
Financial Highlights                                                  9
Statement of Net Assets                                              12
Statement of Operations                                              19
Statement of Changes in Net Assets                                   20
Notes to Financial Statements                                        23
Annual Meeting Results                                               28
Investment Services and Information                                  29

REPORTS ON THE WEB
------------------
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HIGHLIGHTS
----------
o Treasury bonds surged as the economy weakened and interest rates tumbled in the last six months, but money market returns were low.
o A long weighted average maturity helped the U.S. Treasury Money Fund surpass its average competitor.
o The U.S. Treasury Intermediate Fund outperformed its benchmarks because of its long duration and focus on five- to seven-year Treasuries.
o The U.S. Treasury Long-Term Fund exceeded its benchmark index and nearly matched the performance of its Lipper peer group average in the last six months.
o Short-term rates may fall a little more, but government bond returns in the next 12 months are likely to be less favorable than in 2001.

PERFORMANCE COMPARISON
----------------------
Periods Ended 11/30/01                     6 Months     12 Months
----------------------                     --------     ---------
U.S. Treasury Money Fund                     1.58%         4.13%
 ..................................................................
Lipper U.S. Treasury Money
Market Funds Average                         1.33          3.73
 ..................................................................
U.S. Treasury Intermediate Fund              6.49         11.12
Salomon Smith Barney 1-7 Year
Treasury Index                               5.28         10.35
 ..................................................................
Lipper Average of Intermediate
U.S. Treasury Funds                          3.95         10.10
 ..................................................................
U.S. Treasury Long-Term Fund                 7.23          8.29
Salomon Smith Barney
Treasury Index                               6.25          9.82
 ..................................................................
Lipper Average of General
U.S. Treasury Funds                          7.40          9.25
 ..................................................................
     Your investment in the U.S. Treasury Money Fund is neither insured nor guaranteed by the U.S. government.

PRICE AND YIELD
---------------
                                                    U.S. Treasury  U.S. Treasury
                                      U.S. Treasury  Intermediate    Long-Term
Periods Ended 11/30/01                   Money Fund      Fund           Fund
--------------------------------------------------------------------------------
Price Per Share                            $1.00         $5.47         $11.59
 ................................................................................
Dividends Per Share
      For 6 months                          0.016         0.130          0.300
      For 12 months                         0.040         0.263          0.605
 ................................................................................
Dividend Yield (7-Day Compound) *           2.14%         -              -
 ................................................................................
30-Day Dividend Yield *                     -             4.33%          4.94%
30-Day Standardized Yield to Maturity       -             3.76           4.68

* Dividends earned for the last 30 days of each period indicated (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.

PORTFOLIO MANAGERS' REPORT
--------------------------

     U.S. Treasury bonds surged in the last six months as the economy weakened and investors sought a safe haven following the September 11 terrorist attacks on the U.S. In an attempt to stimulate the economy, the Federal Reserve reduced short-term interest rates to their lowest levels in 40 years, resulting in low returns for money market investors.

ECONOMY AND INTEREST RATES
--------------------------

     Economic news was discouraging in the past six months--a period that will always be remembered for the shattering events of September 11. As corporations worked through excess inventory and capacity, consumer spending decelerated, unemployment rose to 5.7%, and GDP shrank at an annualized rate of 1.1% in the third quarter. The economy is probably now in a recession, commonly defined as two consecutive quarters of negative GDP growth. In fact, the National Bureau of Economic Research--a group of economists that tracks U.S. business cycles--reports that the economy slipped into a recession in March, exactly 10 years after it emerged from the 1990-1991 downturn.

     The fragile economy and the need for increased liquidity following the terrorist attacks prompted the Federal Reserve to reduce short-term rates to their lowest levels in 40 years. Since the end of last year, the Fed cut the federal funds target rate--a benchmark for various lending rates--10 times, from 6.5% to 2.0%. (After our reporting period, the Fed reduced the fed funds rate to 1.75% on December 11.)

The following table was depicted as a line graph the printed material.

          10-Year Treasury Note    5-Year Treasury Note    90-Day Treasury Bill
11/30/00          5.56                    5.52                    6.26
                  5.1                     4.98                    5.84
                  5.11                    4.77                    4.99
2/28              4.89                    4.65                    4.85
                  4.92                    4.56                    4.28
                  5.34                    4.88                    3.88
5/31              5.38                    4.91                    3.61
                  5.41                    4.949                   3.651
                  5.052                   4.525                   3.519
8/31              4.83                    4.38                    3.36
                  4.59                    3.8                     2.37
                  4.23                    3.473                   2.007
11/30/01          4.75                    4.062                   1.72

     Interest rates fell broadly in the last six months, as shown in the graph. Money market yields--which closely track the fed funds rate--declined the most. Short-term bond yields also tum-bled, but longer-term Treasury yields fell to a lesser extent, despite increased demand for longer-term bonds following the Treasury Department's late-October decision to stop issuing 30-year securities. The result was a steepening of the Treasury yield curve--a graphic depiction of the yields offered by Treasuries with different maturities. Steep yield curves are usually a harbinger of improving economic conditions because low short-term rates encourage borrowing that should eventually boost economic activity.

MARKET NEWS
-----------

     The federal budget had a $127 billion surplus for fiscal year 2001, down from $237 billion last year because of decreased revenues stemming from economic weakness. Without a rapid turnaround in the economy, the budget may run a deficit in the 2002 fiscal year, given the increased spending following the September 11 terrorist attacks and the tax cut law that was passed earlier this year. This would force the federal government to borrow more through increased Treasury issuance, which could put some upward pressure on interest rates next year.

PORTFOLIO STRATEGIES
--------------------
     U.S. TREASURY MONEY FUND
     ------------------------
     Your fund returned 1.58% and 4.13% for the 6- and 12-month periods ended November 30, respectively, surpassing its benchmark in both time frames. The fund's outperformance reflected our focus on higher-yielding and longer-term Treasury bills, which helped us maintain an attractive yield in a falling interest rate environment.


PORTFOLIO CHARACTERISTICS
-------------------------
Periods Ended                            5/31/01      11/30/01
-------------                            -------      --------
Weighted Average
Maturity (days)                               83            77
 ..........................................................................
Weighted Average Quality *            First Tier    First Tier
 ..........................................................................
* All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

     In the last six months, the portfolio's weighted average maturity was relatively long--approximately 15 to 20 days longer than the average Treasury money fund--but slipped from 83 days to 77 days. We expect to keep such a stance until the Federal Reserve stops reducing short-term interest rates, at which time we will shift to a neutral posture. We do not expect the Fed to raise short-term rates until well into 2002; when it does, we will likely shorten the fund's average maturity.

     U.S. TREASURY INTERMEDIATE FUND
     -------------------------------
     Your fund posted strong returns and surpassed its benchmarks in both the 6- and 12-month periods ended November 30, as shown in the table on page 1. Dividend income was slightly lower than in previous periods, reflecting the broad decline in interest rates, but rising bond prices led to net asset value appreciation ($0.21 in the last six months and $0.30 over the last year) that contributed greatly to fund performance.

     The fund outperformed its peers in the last six months because of its long duration relative to other intermediate-term Treasury funds. (Duration is a measure of a bond or bond fund's sensitivity to interest rate fluctuations; a fund with a five-year duration would rise about 5% in price in response to a one-percentage-point fall in interest rates, and vice versa. As a result, a fund with a long duration tends to benefit from falling interest rates more than funds with shorter durations.) Focusing on five- to seven-year Treasuries as the yield curve steepened, rather than 2- and 10-year securities, was also beneficial.


PORTFOLIO CHARACTERISTICS
-------------------------
Periods Ended                            5/31/01      11/30/01
-------------                            -------      --------
Weighted Average Maturity (years)            6.1           5.8
 ................................................................
Weighted Average Effective
Duration (years)                             5.0           5.4
 ................................................................
Weighted Average Quality *                   AAA           AAA
 ................................................................
*    Based on T. Rowe Price research.

     In the last six months, we eliminated our positions in Treasury Inflation-Protected Securities (TIPS) because the benign inflation outlook makes conventional Treasuries more attractive. We also trimmed our Ginnie Mae holdings because declining interest rates sparked unprecedented mortgage refinancing. (Mortgage-backed securities lag Treasuries when mortgage prepayments increase.) However, we began rebuilding our mortgage positions in November, when long-term rates jumped amid preliminary signs that the economy was stabilizing. Mortgages now offer compelling yields relative to Treasuries and should help boost the fund's dividend income. In addition, they may outperform Treasuries if rates rise and prepayment activity decreases.

     U.S. TREASURY LONG-TERM FUND
     ----------------------------
     Your fund posted solid returns in both the 6- and 12-month periods ended November 30, as shown in the table on page 1. In the last six months, the fund surpassed the Salomon Smith Barney Treasury Index and nearly matched the performance of its Lipper peer group average.

     Despite favorable six-month performance, the fund lagged its benchmarks for the 12-month period because of lackluster results in the first half of 2001.

     Long-term interest rates generally declined and bond prices rose over the last year, resulting in an increase in the fund's net asset value: $0.50 in the last six months and $0.31 over the last year. Despite the drop in rates, the fund's 6- and 12-month dividend income was little changed from previous periods.


PORTFOLIO CHARACTERISTICS
-------------------------
Periods Ended                            5/31/01      11/30/01
-------------                            -------      --------
Weighted Average
Maturity (years)                            15.7          15.5
 ................................................................
Weighted Average Effective
Duration (years)                            10.9          11.2
 ................................................................
Weighted Average Quality *                   AAA           AAA
 ................................................................
*    Based on T. Rowe Price research.

     Our relatively long duration was advantageous in the last six months, especially when long-term rates tumbled in response to the Treasury Department's decision to end 30-year Treasury bond auctions. (See our summary of the U.S. Treasury Intermediate Fund for an explanation of duration.) However, a sharp increase in long-term interest rates in November eroded our performance advantage over our benchmarks.

     As with the U.S. Treasury Intermediate Fund, we eliminated our positions in Treasury Inflation-Protected Securities (TIPS) in the last six months because of the benign inflation outlook. We may revisit these securities next year if the economy strengthens and inflation shows signs of increasing. We also reduced our exposure to Ginnie Maes as tumbling rates unleashed a wave of mortgage refinancing that hurt their performance. When rates spiked higher in November, we bought back some of our positions. As the economy recovers and prepayment activity wanes, we will probably boost our Ginnie Mae exposure to enhance the fund's income and reduce the negative effects of rising long-term rates.

OUTLOOK
-------
     The Federal Reserve is fully committed to restoring economic growth and will probably continue to reduce short-term interest rates until the economy begins to recover. While recession conditions are likely to prevail through the first quarter of 2002, growth should resume in the spring and accelerate by year-end.

     Given the dramatic interest rate declines and robust performance of Treasuries in 2001, government bond returns in the next 12 months are likely to be less favorable. However, inflation remains low and the economic and stock market recoveries may be uneven, so Treasuries should continue to offer relative stability as well as income for investors.

Respectfully submitted,

/s/

Edward A. Wiese
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

/s/

Cheryl A. Mickel
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund

/s/

Jerome A. Clark
Chairman of the Investment Advisory Committee
U.S. Treasury Long-Term Fund

December 19, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE U.S. TREASURY FUNDS
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


The following table was depicted as a graph chart in the printed material.

               Lipper U.S. Treasury          U.S. Treasury
            Money Market Funds Average        Money Fund
11/30/91               10000                     10000
11/30/92               10345                     10336
11/30/93               10614                     10597
11/30/94               10969                     10949
11/30/95               11544                     11522
11/30/96               12094                     12076
11/30/97               12678                     12659
11/30/98               13286                     13272
11/30/99               13850                     13837
11/30/00               14600                     14595
11/30/01               15159                     15197


The following table was depicted as a graph chart in the printed material.

               Salomon Smith Barney          U.S. Treasury
             1-7 Year Treasury Index       Intermediate Fund
11/30/91               10000                    10000
11/30/92               10788                    10785
11/30/93               11694                    11787
11/30/94               11572                    11538
11/30/95               13023                    13248
11/30/96               13877                    13824
11/30/97               14727                    14673
11/30/98               15983                    16270
11/30/99               16284                    15927
11/30/00               17549                    17357
11/30/01               19365                    19286

T. ROWE PRICE U.S. TREASURY FUNDS
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------

The following table was depicted as a graph chart in the printed material.

              Salomon Smith Barney             U.S. Treasury
                Treasury Index                 Long-Term Fund
11/30/91            10000                          10000
11/30/92            10906                          10894
11/30/93            12220                          12500
11/30/94            11782                          11673
11/30/95            13839                          14785
11/30/96            14563                          15223
11/30/97            15635                          16753
11/30/98            17351                          19237
11/30/99            17068                          17796
11/30/00            18884                          20390
11/30/01            20738                          22080


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/01             1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
U.S. Treasury Money Fund            4.13%      4.62%     4.70%       4.27%
U.S. Treasury Intermediate Fund    11.12       5.83      6.89        6.79
U.S. Treasury Long-Term Fund        8.29       4.70      7.72        8.24

     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of fund shares.

T. ROWE PRICE U.S. TREASURY MONEY FUND
--------------------------------------------------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------  6 Months     Year
                         Ended    Ended
                      11/30/01  5/31/01  5/31/00   5/31/99   5/31/98    5/31/97
NET ASSET VALUE
Beginning of period    $ 1.000  $ 1.000  $ 1.000   $ 1.000   $ 1.000    $ 1.000

Investment activities
Net investment income
(loss)                   0.016    0.053    0.046     0.044     0.048      0.046

Distributions
Net investment income   (0.016)  (0.053)  (0.046)   (0.044)   (0.048)    (0.046)

NET ASSET VALUE
End of period          $ 1.000  $ 1.000  $ 1.000   $ 1.000   $ 1.000    $ 1.000

RATIOS/SUPPLEMENTAL DATA
------------------------

Total return*            1.58%    5.44%    4.75%     4.46%     4.91%      4.74%

Ratio of total expenses
to average net assets    0.51%+   0.49%    0.48%     0.51%     0.51%      0.56%

Ratio of net investment
income (loss) to average
net assets               3.10%+   5.31%    4.66%     4.37%     4.82%      4.65%

Net assets, end of
period (in thousands)  $999,588 $956,125 $927,410  $889,945  $846,586   $821,075

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

     The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY INTERMEDIATE FUND
--------------------------------------------------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------    6 Months     Year
                           Ended    Ended
                        11/30/01  5/31/01  5/31/00  5/31/99  5/31/98   5/31/97
NET ASSET VALUE
Beginning of period    $   5.26  $  4.96  $  5.19  $  5.30  $  5.12   $  5.11
Investment activities
Net investment income
(loss)                     0.13     0.28     0.28     0.27     0.30      0.31
Net realized and
unrealized gain (loss)     0.21     0.30    (0.18)   (0.04)    0.18      0.01
Total from
investment activities      0.34     0.58     0.10     0.23     0.48      0.32
Distributions
Net investment income     (0.13)   (0.28)   (0.28)   (0.27)   (0.30)    (0.31)
Net realized gain             -        -   (0.05)   (0.07)        -         -
Total distributions       (0.13)   (0.28)   (0.33)   (0.34)   (0.30)    (0.31)

NET ASSET VALUE
End of period          $   5.47  $  5.26  $  4.96  $  5.19  $  5.30   $  5.12

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return*             6.49%   11.85%    1.97%    4.28%    9.58%     6.48%
Ratio of total expenses
to average net assets     0.65%+   0.65%    0.64%    0.62%    0.61%     0.64%
Ratio of net investment
income (loss) to average
net assets                4.70%+   5.35%    5.49%    5.02%    5.72%     6.11%
Portfolio turnover rate   95.7%+  108.0%    48.5%    61.2%   112.8%     57.9%
Net assets,
end of period
(in thousands)         $ 284,365 $242,925 $230,350 $255,987 $203,027  $180,609

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

     The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY LONG-TERM FUND
------------------------------------------
Unaudited                         For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------    6 Months      Year
                           Ended     Ended
                        11/30/01   5/31/01  5/31/00  5/31/99   5/31/98   5/31/97
NET ASSET VALUE
Beginning of period    $  11.09   $ 10.58  $ 11.07  $ 11.39   $ 10.17   $ 10.02
Investment activities
Net investment income
(loss)                     0.30      0.61     0.62     0.62      0.63      0.63
Net realized and
unrealized gain (loss)     0.50      0.51    (0.38)   (0.25)     1.22      0.15
Total from
investment activities      0.80      1.12     0.24     0.37      1.85      0.78
Distributions
Net investment income     (0.30)    (0.61)   (0.62)   (0.62)    (0.63)    (0.63)
Net realized gain              -         -   (0.11)   (0.07)         -         -
Total distributions       (0.30)    (0.61)   (0.73)   (0.69)    (0.63)    (0.63)

NET ASSET VALUE
End of period          $  11.59   $ 11.09  $ 10.58  $ 11.07   $ 11.39   $ 10.17

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return*             7.23%    10.74%    2.43%    3.06%    18.58%     7.97%
Ratio of total expenses
to average net assets     0.67%+    0.63%    0.64%    0.66%     0.67%     0.80%
Ratio of net investment
income (loss) to average
net assets                5.05%+    5.51%    5.89%    5.30%     5.71%     6.22%
Portfolio turnover rate   44.1%+    31.3%    21.7%    74.1%     80.8%     67.6%
Net assets,
end of period
(in thousands)         $ 321,216  $303,795 $299,840 $333,535  $275,850  $ 71,263

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY MONEY FUND
--------------------------------------------------------------------------------
Unaudited                                                     November 30, 2001

STATEMENT OF NET ASSETS
-----------------------                                      Par         Value
                                                               In thousands
U.S. GOVERNMENT OBLIGATIONS  98.5%
U.S. Treasury Bills
          1.72%, 1/10/02                                $   19,622   $   19,585
--------------------------------------------------------------------------------
          1.80%, 1/17/02                                    50,000       49,882
--------------------------------------------------------------------------------
          1.813%, 2/14/02                                   50,000       49,811
--------------------------------------------------------------------------------
          1.85%, 2/21/02                                    30,000       29,874
--------------------------------------------------------------------------------
          1.935%, 12/6/01                                    1,784        1,784
--------------------------------------------------------------------------------
          1.945%, 12/6/01                                    5,460        5,459
--------------------------------------------------------------------------------
          1.95%, 12/6/01                                     6,697        6,695
--------------------------------------------------------------------------------
          1.96%, 2/7/02                                     50,000       49,815
--------------------------------------------------------------------------------
          2.05%, 12/20/01                                   50,000       49,946
--------------------------------------------------------------------------------
          2.07%, 12/13/01                                   50,000       49,965
--------------------------------------------------------------------------------
          2.12%, 1/3/02                                     35,000       34,932
--------------------------------------------------------------------------------
          2.14%, 1/24/02                                    50,000       49,839
--------------------------------------------------------------------------------
          2.15%, 2/28/02                                    35,000       34,814
--------------------------------------------------------------------------------
          2.19%, 12/6/01                                    32,438       32,428
--------------------------------------------------------------------------------
          2.30%, 1/3/02                                     15,000       14,968
--------------------------------------------------------------------------------
          2.595%, 3/21/02                                   50,000       49,604
--------------------------------------------------------------------------------
          3.22%, 2/28/02                                    20,000       19,841
--------------------------------------------------------------------------------

U.S. Treasury Notes
          6.125%, 12/31/01                                 100,000      100,207
--------------------------------------------------------------------------------
          6.25%, 1/31 - 2/28/02                            105,000      105,687
--------------------------------------------------------------------------------
          6.375%, 1/31 - 8/15/02                           175,445      178,062
--------------------------------------------------------------------------------
          6.50%, 5/31/02                                    50,000       50,900
--------------------------------------------------------------------------------
Total U.S. Government Obligations (Cost  $984,098)                      984,098

 Total Investments in Securities
 98.5% of Net Assets (Cost $984,098)                                 $  984,098

 Other Assets Less Liabilities                                           15,490

 NET ASSETS                                                          $  999,588
 Net Assets Consist of:
 Undistributed net investment income (loss)                          $       82
 Undistributed net realized gain (loss)                                     276
 Paid-in-capital applicable to 999,308,064
 shares of $0.01 par value capital stock
 outstanding; 2,000,000,000 shares
 of the Corporation authorized                                          999,230

 NET ASSETS                                                          $  999,588

 NET ASSET VALUE PER SHARE                                           $     1.00


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY INTERMEDIATE FUND
--------------------------------------------------------------------------------
Unaudited                                                    November 30, 2001

STATEMENT OF NET ASSETS
                                                               Par       Value
                                                                In thousands
U.S. GOVERNMENT OBLIGATIONS AGENCIES  89.7%
U.S. Treasury Obligations  89.7%
U.S. Treasury Bonds, 9.375%, 2/15/06                       $   4,350   $   5,257
--------------------------------------------------------------------------------
U.S. Treasury Notes
          5.00%, 2/15/11                                      11,500      11,718
--------------------------------------------------------------------------------
          5.50%, 2/15/08                                      24,150      25,593
--------------------------------------------------------------------------------
          5.625%, 5/15/08                                     10,700      11,402
--------------------------------------------------------------------------------
          5.875%, 11/15/05                                     1,100       1,182
--------------------------------------------------------------------------------
          6.00%, 8/15/09                                       5,000       5,434
--------------------------------------------------------------------------------
          6.125%, 8/15/07                                     12,275      13,400
--------------------------------------------------------------------------------
          6.25%, 2/15/07                                      24,000      26,305
--------------------------------------------------------------------------------
          6.50%, 8/15/05 - 2/15/10                            58,300      64,518
--------------------------------------------------------------------------------
          7.00%, 7/15/06                                      22,200      24,926
--------------------------------------------------------------------------------
     Stripped Interest
          Zero Coupon, 8/15/06 - 8/15/11                      85,550      65,297
--------------------------------------------------------------------------------
Total U.S. Government Obligations/Agencies (Cost  $245,323)              255,032
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  10.6%
U.S. Government Guaranteed Obligations  10.6%
Government National Mortgage Assn.
     I
          6.00%, 12/15/08 - 4/15/14                        $   3,057   $   3,134
--------------------------------------------------------------------------------
          6.50%, 8/15/02 - 2/15/29                             4,581       4,660
--------------------------------------------------------------------------------
          7.00%, 3/15/13 - 7/15/31                             2,535       2,658
--------------------------------------------------------------------------------
          7.50%, 10/15/07 - 11/15/17                           1,194       1,265
--------------------------------------------------------------------------------

          8.00%, 2/15/08 - 10/15/25                            1,129       1,207
--------------------------------------------------------------------------------
          8.50%, 8/15/04 - 4/15/23                               515         551
--------------------------------------------------------------------------------
          9.00%, 3/15/02 - 11/15/25                              228         238
--------------------------------------------------------------------------------
          9.50%, 7/15/02 - 5/15/25                               440         467
--------------------------------------------------------------------------------
          10.00%, 5/15/04 - 8/15/19                               75          82
--------------------------------------------------------------------------------
          10.50%, 7/15/03 - 11/15/14                              42          47
--------------------------------------------------------------------------------
          11.00%, 12/15/09 - 12/15/19                            411         468
--------------------------------------------------------------------------------
          11.50%, 3/15/10 - 2/15/18                              745         849
--------------------------------------------------------------------------------
          12.50%, 10/15/13 - 3/15/15                              85          99
--------------------------------------------------------------------------------
     II
          5.50%, 11/20/31                                  $   1,000   $     961
--------------------------------------------------------------------------------
          6.00%, 11/20/31                                      2,925       2,899
--------------------------------------------------------------------------------
          6.50%, 6/20/31                                       1,550       1,568
--------------------------------------------------------------------------------
          9.00%, 10/20/16 - 2/20/27                               45          47
--------------------------------------------------------------------------------
          9.50%, 1/20 - 11/20/25                                  43          45
--------------------------------------------------------------------------------
          10.50%, 1/20/16 - 6/20/19                              313         353
--------------------------------------------------------------------------------
     CMO, 6.50%, 10/16/27                                      2,690       2,777
--------------------------------------------------------------------------------
     GPM, I, 11.00%, 9/15/10                                      27          31
--------------------------------------------------------------------------------
     Midget, I
          6.00%, 12/15/08 - 3/15/11                              511         527
--------------------------------------------------------------------------------
          10.00%, 9/15/05                                         30          31
--------------------------------------------------------------------------------
     TBA, I, 6.50%, 12/15/99                                   5,000       5,066
--------------------------------------------------------------------------------

Total U.S. Government Mortgage-Backed Securities (Cost  $29,370)          30,030
--------------------------------------------------------------------------------
Money Market Funds  0.4%
T. Rowe Price Government Reserve Investment Fund, 2.08% #      1,287       1,287
--------------------------------------------------------------------------------
Total Money Market Funds (Cost $1,287)                                     1,287
Total Investments in Securities
100.7% of Net Assets (Cost $275,980)                                  $  286,349

Futures Contracts                          Contract  Unrealized
                                         Expiration       Value  Gain (Loss)
                                         ----------       -----  -----------
                                                    In thousands
Long, 140 five year U.S. Treasury Note
contracts $149,000 of U.S. Treasury Notes
pledged as initial margin                  12/01       $ 15,004   $   140
Long, 90 ten year U.S. Treasury Note
contracts $135,000 of U.S. Treasury Notes
pledged as initial margin                  12/01          9,626       122
Net payments (receipts) of variation
margin to date                                                            (214)
Variation margin receivable
(payable) on open futures contracts                                         48

Other Assets Less Liabilities                                            (2032)

NET ASSETS                                                          $  284,365
Net Assets Consist of:
Undistributed net investment income (loss)                          $     (999)
Undistributed net realized gain (loss)                                     274
Net unrealized gain (loss)                                              10,631
Paid-in-capital applicable to 51,949,422 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the
Corporation authorized                                                 274,459

NET ASSETS                                                          $  284,365

NET ASSET VALUE PER SHARE                                           $     5.47

    #  Seven-day yield
  CMO  Collateralized Mortgage Obligation
  GPM  Graduated Payment Mortgage
  TBA  To be announced security was purchased on a forward commitment basis

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY LONG-TERM FUND
--------------------------------------------------------------------------------
Unaudited                                                    November 30, 2001
STATEMENT OF NET ASSETS
                                                               Par       Value
                                                                 In thousands
U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  90.0%
U.S. Treasury Obligations  90.0%
U.S. Treasury Bonds
          5.375%, 2/15/31                                      2,000   $ 2,030
-------------------------------------------------------------------------------
          6.25%, 8/15/23                                      18,500    20,083
-------------------------------------------------------------------------------
          7.125%, 2/15/23                                     24,700    29,488
-------------------------------------------------------------------------------
          7.25%, 5/15/16                                      27,450    32,447
-------------------------------------------------------------------------------
          7.625%, 2/15/25                                     16,775    21,254
-------------------------------------------------------------------------------
          8.75%, 5/15/17                                      15,500    20,810
-------------------------------------------------------------------------------
          8.875%, 2/15/19                                     30,900    42,410
-------------------------------------------------------------------------------
U.S. Treasury Notes
          5.50%, 2/15/08                                      19,250    20,400
-------------------------------------------------------------------------------
          5.625%, 5/15/08                                      6,500     6,927
-------------------------------------------------------------------------------
          6.75%, 5/15/05                                       2,000     2,197
-------------------------------------------------------------------------------
     Stripped Interest
          Zero Coupon, 5/15/16-11/15/21                      227,000    90,913
-------------------------------------------------------------------------------
Total U.S. Government Obligations/Agencies (Cost  $272,755)             88,959
-------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  10.9%
U.S. Government Guaranteed Obligations  10.9%
Government National Mortgage Assn.
     I
          6.00%, 11/15/12 - 2/15/14                            6,280     6,442
-------------------------------------------------------------------------------
          6.50%, 7/15/09 - 8/15/28                             4,069     4,197
-------------------------------------------------------------------------------
          7.00%, 7/15/31                                          43        44
-------------------------------------------------------------------------------

          8.00%, 2/15/04 - 3/15/17                               403       424
-------------------------------------------------------------------------------
          8.50%, 12/15/05 - 2/15/27                            1,620     1,724
-------------------------------------------------------------------------------
          9.00%, 11/15/04 - 8/15/25                            2,866     3,129
-------------------------------------------------------------------------------
          10.00%, 12/15/17 - 7/15/22                             400       446
-------------------------------------------------------------------------------
          10.50%, 5/15/15 - 7/15/19                              131       149
-------------------------------------------------------------------------------
          11.50%, 10/15/10 - 8/15/15                              64        73
-------------------------------------------------------------------------------
     TBA, 6.50%, 1/1/31                                        6,000     6,080
-------------------------------------------------------------------------------
     II
          7.00%, 11/20/23 - 1/20/24                               21        21
-------------------------------------------------------------------------------
          8.50%, 10/20/24                                        169       180
-------------------------------------------------------------------------------
REMIC, CMO
     6.35%, 1/20/28                                            5,000   $ 4,916
-------------------------------------------------------------------------------
     6.50%, 5/20/28                                            5,161     5,138
-------------------------------------------------------------------------------
     7.00%, 5/16/24                                            2,000     2,104
-------------------------------------------------------------------------------
     Interest Only, 8.00%, 6/16/23 +                             131        14
-------------------------------------------------------------------------------
Total U.S. Government Mortgage-Backed Securities (Cost  $34,201)        35,081
-------------------------------------------------------------------------------

Money Market Funds  0.6%
T. Rowe Price Government Reserve Investment Fund, 2.08% #      1,923     1,923
-------------------------------------------------------------------------------
Total Money Market Funds (Cost $1,923)                                   1,923
-------------------------------------------------------------------------------
Total Investments in Securities
101.5% of Net Assets (Cost  $308,879)                             $  325,963
Other Assets Less Liabilities                                         (4,747)

NET ASSETS                                                        $  321,216
Net Assets Consist of:
Undistributed net investment income (loss)                        $     (184)
Undistributed net realized gain (loss)                                   511
Net unrealized gain (loss)                                            17,084
Paid-in-capital applicable to 27,707,272 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares
of the Corporation authorized                                        303,805
NET ASSETS                                                        $  321,216
NET ASSET VALUE PER SHARE                                         $    11.59

     + Interest Only security for which the fund receives interest on notional principal (par)
     #  Seven-day yield
   CMO  Collateralized Mortgage Obligation
 REMIC  Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY FUNDS
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------                                          In thousands
                                       Money Fund    Intermediate     Long-Term
                                         6 Months       6 Months       6 Months
                                            Ended          Ended          Ended
                                         11/30/01       11/30/01       11/30/01
Investment Income (Loss)
Interest income                         $  17,548      $   7,044      $   9,126
Expenses
  Investment management                     1,558            486            591
  Shareholder servicing                       785            284            386
  Custody and accounting                       59             52             50
  Prospectus and shareholder reports           37             13             10
  Registration                                 23             11             11
  Directors                                    11              6              6
  Legal and audit                               5              5              5
  Proxy and annual meeting                      2              1              1
  Miscellaneous                                 3              2              2
  Total expenses                            2,483            860          1,062
  Expenses paid indirectly                     (1)             -              -
  Net expenses                              2,482            860          1,062
Net investment income (loss)               15,066          6,184          8,064
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                    6          4,250          1,237
  Futures                                       -            885            (78)
  Written options                               -             15              -
  Net realized gain (loss)                      6          5,150          1,159
Change in net unrealized gain (loss)
  Securities                                    -          4,184         12,638
  Futures                                       -            512              -
  Change in net unrealized gain (loss)          -          4,696         12,638
Net realized and unrealized gain (loss)         6          9,846         13,797
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                  $  15,072      $  16,030      $  21,861

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY MONEY FUND
--------------------------------------------------------------------------------
Unaudited
STATEMENT OF CHANGES IN NET ASSETS                              In thousands
                                                      6 Months         Year
                                                         Ended        Ended
                                                      11/30/01      5/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                      $   15,066    $    49,233
  Net realized gain (loss)                                   6             55
  Increase (decrease) in net assets from operations     15,072         49,288
Distributions to shareholders
  Net investment income                                (15,066)       (49,233)
Capital share transactions *
  Shares sold                                          528,703      1,158,503
  Distributions reinvested                              14,659         47,380
  Shares redeemed                                     (499,905)    (1,177,223)
  Increase (decrease) in net assets from capital
  share transactions                                    43,457         28,660
Net Assets
Increase (decrease) during period                       43,463         28,715
Beginning of period                                    956,125        927,410
End of period                                       $  999,588    $   956,125

*Share information
  Shares sold                                          528,703      1,158,503
  Distributions reinvested                              14,659         47,380
  Shares redeemed                                     (499,905)    (1,177,223)
  Increase (decrease) in shares outstanding             43,457         28,660

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY INTERMEDIATE FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSET                                S In thousands
                                                     6 Months         Year
                                                        Ended        Ended
                                                     11/30/01      5/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income                              $   6,184      $  12,660
  Net realized gain (loss)                               5,150          1,081
  Change in net unrealized gain or loss                  4,696         12,590
  Increase (decrease) in net assets from operations     16,030         26,331
Distributions to shareholders
  Net investment income                                 (6,179)       (12,660)
Capital share transactions *
  Shares sold                                           77,320         93,582
  Distributions reinvested                               5,590         10,815
  Shares redeemed                                      (51,321)      (105,493)
  Increase (decrease) in net assets from capital
  share transactions                                    31,589         (1,096)
Net Assets
Increase (decrease) during period                       41,440         12,575
Beginning of period                                    242,925        230,350
End of period                                        $ 284,365      $ 242,925

*Share information
  Shares sold                                           14,144         17,901
  Distributions reinvested                               1,029          2,088
  Shares redeemed                                       (9,437)       (20,231)
  Increase (decrease) in shares outstanding              5,736           (242)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY LONG-TERM FUND
------------------------------------------
Unaudited
STATEMENT OF CHANGES IN NET ASSETS                                 In thousands

                                                       6 Months            Year
                                                          Ended           Ended
                                                       11/30/01         5/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                        $   8,064      $   16,924
  Net realized gain (loss)                                1,159             793
  Change in net unrealized gain (loss)                   12,638          12,368
  Increase (decrease) in net assets from operations      21,861          30,085
Distributions to shareholders
  Net investment income                                  (8,172)        (16,924)
Capital share transactions *
  Shares sold                                            37,330          79,502
  Distributions reinvested                                7,869          16,036
  Shares redeemed                                       (41,467)       (104,744)
  Increase (decrease) in net assets from capital
  share transactions                                      3,732          (9,206)
Net Assets
Increase (decrease) during period                        17,421           3,955
Beginning of period                                     303,795         299,840
End of period                                         $ 321,216      $  303,795
*Share information
  Shares sold                                             3,231           7,056
  Distributions reinvested                                  677           1,437
  Shares redeemed                                        (3,589)         (9,434)
  Increase (decrease) in shares outstanding                 319            (941)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY FUNDS
--------------------------------------------------------------------------------
Unaudited                                                    November 30, 2001

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The U.S. Treasury Money Fund (the Money Fund), the U.S. Treasury Intermediate Fund (the Intermediate Fund), and the U.S. Treasury Long-Term Fund (the Long-Term Fund) are three portfolios established by the corporation and commenced operations on June 28, 1982, September 29, 1989, and September 29, 1989, respectively. The Money Fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income. The Intermediate Fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal. The Long-Term Fund seeks the highest level of income consistent with maximum credit protection.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes. On June 1, 2001, each fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide--Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage- and asset-backed securities to be accounted for as interest income. Prior to June 1, 2001, the funds recognized premiums and discounts on mortgage- and asset-backed securities at time of disposition or principal repayment as gain or loss. Upon adoption, each fund adjusted the cost of its mortgage- and asset-backed securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The effect of this cumulative adjustment was $87,000 for the Intermediate Fund and $88,000 for the Long-Term Fund. For the six months ended November 30, 2001, the effect of the change for the Intermediate Fund was to increase net investment income by $5,000, decrease net realized gain/loss on securities by $10,000, and increase net unrealized gain/loss on securities by $5,000. The effect of the change for the Long-Term Fund, for the six months ended November 30, 2001, was to decrease net investment income by $108,000 ($0.004 per share), increase net realized gain/loss on securities by $109,000 ($0.004 per share), and decrease net unrealized gain/loss on securities by $1,000. This change had no effect on the funds' net assets or total return.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges. Payments
("variation margin") made or received by each fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information. Futures Contracts During the six months ended November 30, 2001, the Intermediate and Long-Term Funds were parties to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on or until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received for the Intermediate Fund during the six months ended November 30, 2001, were as follows:

                                              Number of
                                              Contracts        Premiums
         Outstanding at beginning of period          -      $        -
         Written                                    25          23,000
         Exercised                                   -               -
         Expired                                     -               -
         Closed                                    (25)        (23,000)
         Outstanding at end of period                -      $        -

     Other Purchases and sales of portfolio securities, other than short-term securities, for the six months ended November 30, 2001, were as follows:


        Purchases          $ 160,751,000    $ 75,958,000
        Sales                124,843,000      69,259,000


 NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2001, the Intermediate Fund had $5,422,000 of capital loss carryforwards, $842,000 of which expires in 2008 and $4,580,000 in 2009. As of May 31, 2001, the Long-Term Fund had $1,221,000 of capital loss carryforwards, $293,000 of which expires in 2008 and $928,000 in 2009. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.


        Appreciated investments              $11,156,000    $ 17,080,000
        Depreciated investments                 (879,000)        (83,000)
        Net unrealized gain (loss)           $10,277,000    $ 16,997,000


     At November 30, 2001, the cost of investments for the Money, Intermediate and Long-Term Funds for federal income tax purposes were $984,098,000, $276,072,000, and $308,966,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Intermediate and Long-Term Funds, net unrealized gain (loss) on investments was as follows:

NOTE 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $264,000, $87,000, and $100,000 were payable at November 30, 2001, by the Money, Intermediate, and Long-Term Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets for the Intermediate and Long-Term Funds, and a group fee. The Money Fund does not have an individual fee, only a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At November 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Money, Intermediate, and Long-Term Funds incurred expenses pursuant to these related party agreements totaling approximately $664,000, $273,000 and $160,000, respectively, for the six months ended November 30, 2001, of which $146,000, $54,000 and $32,000, respectively, were payable at period end.

     Additionally, the Long-Term Fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the six months then ended, Long-Term Fund was allocated $230,000 of Spectrum expenses, $44,000 of which was payable at period-end. At November 30, 2001, approximately 54% of the outstanding shares of the Long-Term Fund were held by Spectrum.

     The funds may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Intermediate Fund and the Long-Term Fund for the six months ended November 30, 2001, totaled $48,000 and $47,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE U.S. TREASURY FUNDS
--------------------------------------------------------------------------------
ANNUAL MEETING RESULTS
----------------------

     The T. Rowe Price U.S. Treasury Funds held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the funds. The results of voting were as follows (by number of shares):

 M. David Testa
 Affirmative:           581,518,569.282
 Withhold:               10,772,655.311
 Total:                 592,291,224.593

 William T. Reynolds
 Affirmative:           581,365,635.419
 Withhold:               10,925,589.174
 Total:                 592,291,224.593

 Calvin W. Burnett
 Affirmative:           580,120,552.519
 Withhold:               12,170,672.074
 Total:                 592,291,224.593

 Anthony W. Deering
 Affirmative:           580,849,535.108
 Withhold:               11,441,689.485
 Total:                 592,291,224.593

 Donald W. Dick, Jr.
 Affirmative:           580,925,085.861
 Withhold:               11,366,138.732
 Total:                 592,291,224.593

 David K. Fagin
 Affirmative:           581,339,514.018
 Withhold:               10,951,710.575
 Total:                 592,291,224.593

 F. Pierce Linaweaver
 Affirmative:           580,731,293.044
 Withhold:               11,559,931.549
 Total:                 592,291,224.593

 Hanne M. Merriman
 Affirmative:           580,687,052.542
 Withhold:               11,604,172.051
 Total:                 592,291,224.593

 John G. Schreiber
 Affirmative:           581,559,320.005
 Withhold:               10,731,904.588
 Total:                 592,291,224.593

 Hubert D. Vos
 Affirmative:           581,153,330.209
 Withhold:               11,137,894.384
 Total:                 592,291,224.593

 Paul M. Wythes
 Affirmative:           580,774,334.158
 Withhold:               11,516,890.435
 Total:                 592,291,224.593

 James S. Riepe
 Affirmative:           581,396,050.800
 Withhold:               10,895,173.793
 Total:                 592,291,224.593

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS
Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
Domestic Taxable
Corporate Income

GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEYMARKET FUNDS+
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*

     For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315. ** Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202                                           C07-051  11/30/01